Celanese Corporation
December 2009

Forward Looking Statements
Reconciliation and Use of Non-GAAP Measures to U.S. GAAP
 Forward-Looking Statements
  This presentation may contain “forward-looking statements,” which include information concerning the company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this release, the words “outlook,” “forecast,” “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,”
 “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this release. Numerous factors, many of which are beyond the company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. Certain of these risk factors are discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
 Reconciliation of Non-U.S. GAAP Measures to U.S. GAAP
  This presentation reflects five performance measures, operating EBITDA, affiliate EBITDA, adjusted earnings per share, net debt and adjusted free cash flow, as non-U.S. GAAP measures. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for operating EBITDA is operating profit; for affiliate EBITDA is equity in net earnings of affiliates; for adjusted earnings per share is earnings per common share-diluted; for net debt is total debt; and for adjusted free cash flow is cash flow from operations.
 Use of Non-U.S. GAAP Financial Information
 ►Operating EBITDA, a measure used by management to measure performance, is defined as operating profit from continuing operations, plus equity in net earnings from affiliates, other income and depreciation and amortization, and further adjusted for other charges and adjustments. We may provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a U.S.GAAP financial measure because a forecast of Other Charges and Adjustments is not practical. Our management believes operating EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results. Operating EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to operating profit as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of operating EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, operating EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants.
 ►Affiliate EBITDA, a measure used by management to measure performance of its equity investments, is defined as the proportional operating profit plus the proportional depreciation and amortization of its equity investments. Affiliate EBITDA, including Celanese Proportional Share of affiliate information on Table 8, is not a recognized term under U.S. GAAP and is not meant to be an alternative to operating cash flow of the equity investments. The company has determined that it does not have sufficient ownership for operating control of these investments to consider their results on a consolidated basis. The company believes that investors should consider affiliate EBITDA when determining the equity investments’ overall value in the company.
 ►Adjusted earnings per share is a measure used by management to measure performance. It is defined as net earnings (loss) available to common shareholders plus preferred dividends, adjusted for other charges and adjustments, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We may provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable effort because a forecast of Other Items is not practical. We believe that the presentation of this
 non-U.S. GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S.
 GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.
 ►The tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year, excluding changes in uncertain tax positions, discrete items and changes in management’s assessments regarding the ability to realize deferred tax assets. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ significantly from the tax rate used for U.S. GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual U.S. GAAP tax rate in any future period.
 ►Net debt is defined as total debt less cash and cash equivalents. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company’s capital structure. Our management and credit analysts use net debt to evaluate the company's capital structure and assess credit quality. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.
 ►Adjusted free cash flow is defined as cash flow from operations less capital expenditures, other productive asset purchases, operating cash from discontinued operations and certain other charges and adjustments.
 We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company’s cash flow. Our management and credit analysts use adjusted free cash flow to evaluate the company’s liquidity and assess credit quality. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.
 Results Unaudited
 The results presented in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management.
 Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Celanese
($ million)
2009 3Q YTD Revenue:   $3,694
2009 3Q YTD Op. EBITDA: $620
Consumer Specialties
2009 3Q YTD Revenue: $817
2009 3Q YTD Op. EBITDA: $283
Advanced Engineered
Materials
2009 3Q YTD Revenue $569
2009 3Q YTD Op. EBITDA: $84
Industrial Specialties
2009 3Q YTD Revenue: $745
2009 3Q YTD Op. EBITDA: $90
Acetyl Intermediates
2009 3Q YTD Revenue: $1,860
2009 3Q YTD Op. EBITDA: $229
Strong financial performance in a challenging year
Celanese diversified portfolio delivers
shareholder value through leading franchises

	Portfolio Characteristics	Financial Impact
Acetyl Intermediates (Acetic Acid, Vinyl Acetate Monomer, Acetyl Derivatives)	► A global leader ► Advantaged technology ► Superior cost position	► Capital efficient ► More stable EBITDA
Advanced Engineered Materials (Engineered Thermoplastics and Polymers)	► Industry-leading technology ► Strong product pipeline	► Higher growth ► Margin expansion
Industrial Specialties (Vinyl Emulsions and Polymers)	► Upstream integration ► Emerging economy opportunities ► Growth through innovation	► Asia growth ► Increased demand for low VOC
Consumer Specialties (Acetate Flake and Tow, High Intensity Food Sweetener)	► Stable cash generation ► Industry-leading partnerships in Asia	► Cash flow ► Stable
Balanced portfolio creates a unique hybrid business model
Portfolio well-positioned to deliver and
execute

Divest non-core assets and
revitalize underperforming
businesses
Aggressively
align with our customers
and their markets to
capture growth
Participate in
businesses where we have
a sustainable competitive
advantage
Leverage and build on
advantaged positions that
optimize our portfolio
FOCUS
GROWTH
REDEPLOYMENT
INVESTMENT
Celanese
Strategic
Pillars
Celanese’s strategic DNA remains consistent

Celanese

Earnings Power Expansion	→ →
Economic Recovery	→ → →

► Balanced footprint in key
 regions
► Recovering conditions in key
 end-use industries
► Attractive balance sheet with
 strong cash generation
Geographic
Demand
Capital Structure
► Sustainable fixed spending
 reductions
► Efficient and scalable capital
► Global macro trends driving
 customer growth
Operating
Innovation
 Celanese Advantages Celanese Levers of Value
Increasing the earnings power of the business through multiple levers
Why Celanese? Why Celanese Now?

2006 Base
Productivity
Growth
Recessionary Trends
2009 Estimated
Economic Recovery
Operating Lever
Innovation Lever
Recovery

Operating EBITDA
~$1,100 million
$1,600-1,800 million
Second half 2009 performance provides platform for future growth
Increased earnings power drives significant
shareholder value

Economic Recovery

Operating EBITDA

Acetyl Intermediates

Earnings power of portfolio expected to double from today’s level
Expanded Earnings Power
Group	Capital Structure Lever	Demand Lever	Geographic Lever	Operating Lever	Innovation Lever	2009E to Recovery EBITDA Growth*
Advanced Engineered Materials		X	X	X	X	$275-325MM
Consumer Specialties			X	X		$10-60MM
		X	X	X	X	$275-375MM
Industrial Specialties		X	X	X	X	$75-125MM
* “2009 to Recovery EBITDA Growth” based on Nov. 20, 2009 first call consensus EBITDA estimate and management’s previous Recovery range of $1.6 - 1.8 billion.
Levers build significant earnings power of
the portfolio

Recent strategic actions build earnings power of portfolio
 ► MOU announced for Acetate
 expansion project with current
 China partner
Consumer
Specialties
► 2011+: Increased earnings
 through JV dividends
 ► Nanjing VAE / Emulsion
 capacity expansion
Industrial
Specialties
► 2011+: Volume expansion
 supporting growth in China
Well defined path forward - delivering
today
 ► Nanjing successfully expanded
 to 1.2 kt/a acid capacity
 ► Pardies site closure project on
 schedule for completion end of
 2009
 ► Jiangxi Jiangwei VAM sourcing
 agreement
Acetyl
Intermediates
 ► 2010+: $40-50 million
  operating margin
  improvement
 ► Strengthen derivatives
 position
 ► Launch of innovative impact
 modified POM
Advanced
Engineered
Materials
► 2010+: $500 million
 application opportunity
 growth

Automotive Opportunity
► Current “best-in-class”
 translation to all models
 yields translation
 opportunity
► Westernization of current
 China production drives
 China opportunity
► Successful
 commercialization of
 application R&D creates
 pipeline opportunity
3.0
Total AEM
Today
Total
Competitors
Today
Translation
China
Pipeline
Total
Opportunity
Significant opportunities exist in ~$3 billion industry space
AEM: Application development creates
current - and future - opportunities

Improvement in POM Technical
Performance
New Ticona
POM Space
Existing
POM Space
Increase weldline strain @ break %
Technology enables additional $500 million application space opportunity
Automotive Applications
► Chemical resistance
► Superior impact & weldline strength
► Elevated heat deflection temperature
Industrial Applications
► Higher stiffness (Modulus)
► Improved slip & wear performance
► Less mold deposit
Consumer Applications
► Design freedom
► Superior impact and weldline strength
Incremental $500 Million
Application Opportunity
Ticona: Growing application space through
innovation

600
500
400
300
200
100
0
CAGR ~4%
CAGR ~1%
2008
2013E
2008
2013E

Source: Celanese internal estimates
MOU announced for expansion project with current China partner
kT
China
ROW
Chinese Imports
Chinese Domestic
Production
Tow Demand Growth
Additional Demand
Growth
$230 million
Operating EBITDA
2005 Base
Productivity
Recovery
Growth
Operating &
Innovation
2006 - 2010
Strategic Objectives
>$50 million
2009 to “Recovery”
Strategic Objectives
$20-30 million
$350-400 million
CS: Acetate Tow demand in China will drive
worldwide growth

A Growing
Franchise
► Proven execution and leadership capability
► Significant value from downstream derivatives
► Build upon advantages to optimize returns over the
 long-term
► Long-term growth rates in excess of GDP
► Favorable position on a steep industry cost curve
► Advantaged raw material and conversion position
► Flexible manufacturing and low-cost capacity
An Advantaged
Business in an
Attractive Industry
Technology leadership at the heart of Acetyl competitive position
AI: A growing franchise in an attractive industry

Celanese

$ per ton
AvgNon-China
MeOH Carbonylation
2009/2011E
Demand

- Majority of planned capacity additions and expansions may be disadvantaged

► Manufacturing
 realignment and
 Nanjing expansion
 further improving cost
 position
► Reinvestment
 economics challenged
 for non-leading
 technologies
2009/2011E Acetic Acid Cost Curve (kT)
By Prod
Avg Other Leading
Technology
Effective Industry Utilization Rates
Ethylene
Highest Cost
China MeOH
Ethanol
Average Celanese
Lower Cost
China MeOH
Source: Celanese internal estimates
Pricing for CE to
earn >15% EBITDA
AI: New capacity not expected to impact
Celanese’s advantaged position
on the cost curve

50%
0%
Celanese
Others
1996
2006
2010E

US interior paint market changing

Celanese
Emulsion Polymers
ECOVAE
breathe easy.
Emulsions for low VOC paints
Find out what it means to breathe easy. Contact us.
www.EcoVAE.com
Your future is our focus…worldwide.

IS: Global leader in emulsions systems for
environmentally-friendly paints and coatings
► Consumer perception favoring “greener”
 building products
► Regulation shifting to low-VOC content
► Celanese building off of a European
 leadership position
Global opportunity of $400-500 million - Nanjing expansion
announced to meet growing China demand
European VAE Growth
Celanese EcoVAE® Progress
► 14 new customers utilizing EcoVAE®
► Projects with six major paint producers
► Launching new EcoVAE® products
 • Low-VOC exterior paint
 • Acrylic replacement in Non-Flats
► Expanding EcoVAE® products to Asia

Productivity Driven
Tax Rate
Represents approximately $1.00 per share in
2010 earnings improvement
2010 Earnings Improvement
 ► AEM: Destocking complete
 ► AI: Technology, 2009 FIFO effect
 ► IS: Asia growth focus
 ► CS: Sustain performance
 ► Pardies & Cangrejera closures
 ► Other manufacturing realignment
 ► SG&A realignment
 ► Sustain lower tax rate
 ► Benefits of manufacturing and
  administrative restructuring
 ► Cash taxes rate expected
  to be similar
Volume Driven
$80 - $100
At least $100
Low 20% range
vs. 29%
 $ in millions

Strong cash generation continues throughout economic cycle
2010E Cash Generation off EBITDA Base
$ in millions	2010E	Comments
Cash Taxes	$140 - $160	Consistent with earnings growth and lower tax rate
Capital Expenditures	$240 - $260	Continued focus on cost reduction and growth through Nanjing VAE expansion
Reserve/Other	$110 - $130	Increase primarily related to fixed spending reduction efforts
Net Interest	$200 - $210	Unchanged from 2009
Pension	$40 - $50	No significant increase expected in 2010
Adjusted Free Cash Outflows	$730 - $810
Hybrid portfolio well positioned

Available Cash
Cash (as of 9/30/2009)	$1,293
Kelsterbach Spending	~($300)
Operating Cash	~($300)
Cash Available for Strategic Purposes	~$700
► Ticona Kelsterbach relocation
 cash flow neutral through end of
 2010
► Expect to continue to generate
 positive free cash flow
► Productivity investments
 expected to be self-funding
Significant cash available for strategic purposes after anticipated cash commitments
$ million
Positive cash generation and portfolio
improvements enhance our cash position

Celanese

Current Sources of Liquidity

Current Debt Obligations

Term Loan - $2.8 billion
Other Debt Obligations - $775 million
Cash - $1.3 billion
Net Debt - $2.3 billion
Revolver - $600 million
Cost
Stability
Flexibility
Structure Characteristics
Primary Components
Solid liquidity position and covenant-lite term loan create
advantaged capital structure
Credit Linked Facility - $136 million
Celanese capital structure

Celanese

Earnings Power Expansion

Economic Recovery

Why Celanese? Why Celanese Now?
Significant value upside over current share price
Geographic
Demand
Capital Structure
Operating
Innovation
Track record
of execution
High return
opportunities
► $1.6-1.8 billion recovery
 earnings
► Rapid earnings growth of
 the current base -
 $1.00/share growth in
 2010
► Over $2 billion of cash
 generation through 2014
► Returns continue to
 exceed weighted
 average cost of capital
► More stable earnings
 profile
 Levers of Value Shareholder Value

Celanese Corporation
December 2009

Celanese

70
55
40
25
10
-5
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

150
125
100
75
50
25
0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

45
30
15
0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

300
225
150
75
0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

Acetyl Intermediates
Industrial Specialties
Advanced Engineered Materials
Consumer Specialties
JVs Dividends
PVOH Divesture
3Q 2009
Segment Operating EBITDA Recovery

Celanese Global Manufacturing Locations
All values shown in kT per year
Singapore
Acid = 600
VAM = 210
Esters = 130
Frankfurt, Germany
VAM = 285
Esters = 40
Tarragona, Spain
VAM = 200
Bay City, TX
VAM = 300
Clear Lake, TX
Acid = 1,200
VAM = 310
Cangrejera,
Mexico
Anhydride = 90
Esters = 105
VAM = 115
Pardies, France
(announced closure)
Acid = 440
VAM = 150
Nanjing, China
Acid = 1,200
(expansion)
VAM = 300
Anhydride = 100
► Utilization of all
 global Celanese
 acetic acid and
 downstream sites to
 meet global customer
 needs
► Ensure all Celanese
 sites have a leading
 cost structure
► Strategy to remove
 high cost facilities
Roussillon, France
Anhydride = 30
Celanese well-positioned globally to meet changing demand landscape
Pampa, TX
(site closed)
Acid = 290
Anhydride = 145
Esters = 60
Leading global footprint positioned to meet
customer demand

Company	Capacity	2007	2008	2009	2010	2011
BP / Sinopec	550 kt
Sipchem	430 kt
Sopo (expansion)	600 kt
Wujing (expansion)	500 kt
Yangkuang Cathay	350 kt
Henan Shunda	200 kt					HC
Tianjin Bohei	200 kt					HC
Hualu Hensheng	200 kt					HC
Henan Yima	200 kt
Yunan Yunwei	200 kt
Kingboard	400 kt
A
A
A
A
A
A
A
A
X
X
X
X
X
X
X
X
X
Company Announced Startup
Current Update
A
CE 2005 Update
SU = Actual plant startup
X
CE 2006 Update
HC = Highest Cost
X
CE 2007 Update
X
X
X
X
X
X
X
SU
X
SU
Viability of many higher cost projects is in question
1Celanese internal analysis and opinion
?
A
SU
X
A
A
?
Timing in question
Timing in question
Forecast Capacity Expansions1
Delays in project startups likely to continue

Celanese

Acetic Acid Announced Capacity Additions 2009-2011[1]
Other Leading MeOH 20%
Celanese 12%
Higher Cost China MeOH 20%
Lower Cost China MeOH 48%

- Facilities under construction anticipated to be completed and started up
- ~70% of announced capacity additions will have difficulty covering variable cost
- Pressure will be on uncompetitive projects that have not made significant progress

Majority of announced capacity additions challenged in today’s pricing environment
1Source: Celanese internal estimates, Tecnon 2008. Based on nameplate capacity
Disadvantaged technology
Significant differentiation in technology of
announced expansions

Celanese

Annual Capital ($ million)
300
200
100
0
2004
2005
2006
2007
2008

Balance for “high return” productivity and capital efficient growth
Note: Not including Kelsterbach plant relocation
Maintain Plant
Other Growth
Nanjing
Productivity
Capital Spending by Category
Efficient use of cash

Reg G: Reconciliation of Operating EBITDA

Celanese

Segment Data and Reconciliation of Operating Profit (Loss) to Operating EBITDA - a Non-U.S. GAAP Measure

(in $ millions)	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
Net Sales				
Advanced Engineered Materials	220	272	569	866
Consumer Specialties	271	295	817	869
Industrial Specialties	236	378	745	1,129
Acetyl Intermediates	666	1,056	1,860	3,219
Other Activities [1]	-	-	1	1
Intersegment eliminations	(89)	(178)	(298)	(547)
Total	1,304	1,823	3,694	5,537
Operating Profit (Loss)				
Advanced Engineered Materials	21	13	2	80
Consumer Specialties	52	42	184	138
Industrial Specialties	44	18	73	55
Acetyl Intermediates	(30)	100	22	425
Other Activities [1]	(22)	(22)	(100)	(106)
Total	65	151	181	592
Equity Earnings, Cost - Dividend Income and Other Income (Expense)				
Advanced Engineered Materials	11	12	26	32
Consumer Specialties	-	1	56	49
Industrial Specialties	-	-	-	-
Acetyl Intermediates	21	33	29	95
Other Activities [1]	1	12	12	17
Total	33	58	123	193
Other Charges and Other Adjustments [2]				
Advanced Engineered Materials	7	1	3	3
Consumer Specialties	3	-	6	1
Industrial Specialties	(26)	3	(18)	11
Acetyl Intermediates	87	13	96	33
Other Activities [1]	(1)	3	13	18
Total	70	20	100	66
Depreciation and Amortization Expense				
Advanced Engineered Materials	17	19	53	58
Consumer Specialties	13	13	37	40
Industrial Specialties	11	15	35	43
Acetyl Intermediates	27	36	82	102
Other Activities [1]	5	2	9	7
Total	73	85	216	250
Operating EBITDA				
Advanced Engineered Materials	56	45	84	173
Consumer Specialties	68	56	283	228
Industrial Specialties	29	36	90	109
Acetyl Intermediates	105	182	229	655
Other Activities [1]	(17)	(5)	(66)	(64)
Total	241	314	620	1,101

[1] Other Activities primarily includes corporate selling, general and administrative expenses and the results from captive insurance companies.

[2] *See Table 7.*